Nuveen Municipal Value Fund, Inc. N-2ASR

Exhibit 99.(g)(3)

CONTINUANCE and AMENDMENT OF MANAGEMENT AGREEMENTS

Agreement made as of this 1st day of May 2024, by and between the entities listed on Appendix A (the “Funds”) and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), to be effective May 1, 2024.

WITNESSETH THAT:

WHEREAS, the parties hereto are the contracting parties under each certain Investment Management Agreement (the “Agreements”) pursuant to which the Adviser furnishes investment management and other services to each Fund; and

WHEREAS, the Agreements for all of the Funds except those listed in Appendix B hereto terminate on August 1, 2024, unless continued in the manner required by the Investment Company Act of 1940; and

WHEREAS, the Adviser and the Board of Directors/Trustees of the Funds have agreed to amend Schedule B of the Agreement for Nuveen Real Estate Securities Fund to lower the Fund’s fund-level management fee rate as specified in Appendix C hereto; and

WHEREAS, the Adviser and the Board of Directors/Trustees have agreed to amend the description and calculation of the Complex-Level Fee (as defined in each relevant Fund’s respective Agreement) as specified in Appendix D hereto; and

WHEREAS, the Board of Directors/Trustees, at meetings held April 18-19, 2024, have approved: (i) the continuance of each Agreement, except those for the Funds listed in Appendix B hereto, until May 1, 2025, in the manner required by the Investment Company Act of 1940, as amended; (ii) the amendments to Schedule B of the Agreement for Nuveen Real Estate Securities Fund as specified in Appendix C hereto; and (iii) the amendments to the Complex-Level Fee specified in Appendix D hereto.

NOW THEREFORE, in consideration of the mutual covenants contained in each Agreement the parties hereto do hereby continue and amend the Agreements as specified herein and ratify and confirm the Agreements, as amended, in all respects.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

On behalf of the Nuveen Funds
Listed on Appendix A

		By:	/s/ Mark Czarniecki
Vice President

Attest:	/s/ Celeste Clayton

NUVEEN FUND ADVISORS, LLC

		By:	/s/ John M. McCann
Managing Director

Attest:	/s/ Celeste Clayton

Appendix A

As of May 1, 2024

NUVEEN OPEN-END MUTUAL FUNDS

NUVEEN MUNICIPAL TRUST

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

NUVEEN MULTISTATE TRUST I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California High Yield Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

NUVEEN MULTISTATE TRUST III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

NUVEEN INVESTMENT TRUST

Nuveen Global Equity Income Fund

Nuveen Large Cap Value Fund name change to Nuveen Large Cap Value Opportunities Fund eff. 5/1/24

Nuveen Multi Cap Value Fund

Nuveen Small/Mid Cap Value Fund

Nuveen Small Cap Value Opportunities Fund

NUVEEN INVESTMENT TRUST II

Nuveen Equity Long/Short Fund

Nuveen International Value Fund

Nuveen Dividend Growth Fund

Nuveen Global Dividend Growth Fund

Nuveen International Dividend Growth Fund

Nuveen International Small Cap Fund

Nuveen Winslow Large-Cap Growth ESG Fund

NUVEEN INVESTMENT TRUST III

Nuveen Floating Rate Income Fund

Nuveen High Yield Income Fund

NUVEEN INVESTMENT TRUST V

Nuveen Global Real Estate Securities Fund

Nuveen Flexible Income Fund

Nuveen Preferred Securities and Income Fund

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

Municipal Total Return Managed Accounts Portfolio

Nuveen Core Impact Bond Managed Accounts Portfolio

Nuveen Emerging Markets Debt Managed Accounts Portfolio

Nuveen High Yield Managed Accounts Portfolio

Nuveen Preferred Securities and Income Managed Accounts Portfolio

Nuveen Securitized Credit Managed Accounts Portfolio

Nuveen Ultra Short Municipal Managed Accounts Portfolio

NUVEEN INVESTMENT FUNDS, INC.

Nuveen Dividend Value Fund

Nuveen Global Infrastructure Fund

Nuveen Credit Income Fund

Nuveen Large Cap Select Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Mid Cap Value Fund name change to Nuveen Mid Cap Value 1 Fund eff. 5/1/24

Nuveen Minnesota Intermediate Municipal Bond Fund

Nuveen Minnesota Municipal Bond Fund

Nuveen Nebraska Municipal Bond Fund

Nuveen Oregon Intermediate Municipal Bond Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

Nuveen Short Term Municipal Bond Fund

Nuveen Small Cap Growth Opportunities Fund

Nuveen Small Cap Select Fund

Nuveen Small Cap Value Fund

Nuveen Strategic Income Fund

NUVEEN EXCHANGE-TRADED FUNDS

NuSHARES ETF TRUST

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Nuveen Short-Term REIT ETF (NURE)

Nuveen ESG Large-Cap Growth ETF (NULG)

Nuveen ESG Large-Cap Value ETF (NULV)

Nuveen ESG Mid-Cap Growth ETF (NUMG)

Nuveen ESG Mid-Cap Value ETF (NUMV)

Nuveen ESG Small-Cap ETF (NUSC)

Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF (NUSA)

Nuveen ESG Emerging Markets Equity ETF (NUEM)

Nuveen ESG International Developed Markets Equity ETF (NUDM)

Nuveen ESG U.S. Aggregate Bond ETF (NUBD)

Nuveen ESG Large-Cap ETF (NULC)

Nuveen ESG High Yield Corporate Bond ETF (NUHY)

Nuveen Dividend Growth ETF (NDVG)

Nuveen Small Cap Select ETF (NSCS)

Nuveen Winslow Large-Cap Growth ESG ETF (NWLG)

Nuveen ESG Dividend ETF (NUDV)

Nuveen Growth Opportunities ETF (NUGO)

Nuveen Global Net Zero Transition ETF (NTZG)

Nuveen Core Plus Bond ETF (NCPB)

Nuveen Preferred and Income ETF (NPFI)

Nuveen Ultra Short Income ETF (NUSB)

Nuveen Sustainable Core ETF (NSCR)

NUVEEN CLOSED-END FUNDS

TICKER SYMBOL
Nuveen Municipal Value Fund, Inc.	NUV
Nuveen California Municipal Value Fund	NCA
Nuveen New York Municipal Value Fund	NNY
Nuveen Municipal Income Fund, Inc.	NMI
Nuveen AMT-Free Municipal Value Fund	NUW
Nuveen Select Maturities Municipal Fund	NIM
Nuveen Select Tax-Free Income Portfolio	NXP
Nuveen California Select Tax-Free Income Portfolio	NXC
Nuveen New York Select Tax-Free Income Portfolio	NXN
Nuveen Real Estate Income Fund	JRS
Nuveen Preferred & Income Opportunities Fund	JPC
Nuveen Credit Strategies Income Fund	JQC
Nuveen S&P 500 Buy-Write Income Fund	BXMX
Nuveen S&P 500 Dynamic Overwrite Fund	SPXX
Nuveen Core Equity Alpha Fund	JCE
Nuveen Mortgage and Income Fund f/k/a Nuveen Mortgage Opportunity Term Fund	JLS
Nuveen Taxable Municipal Income Fund f/k/a Nuveen Build America Bond Fund (11/19/18)	NBB
Nuveen Real Asset Income and Growth Fund	JRI
Nuveen Preferred and Income Term Fund	JPI
Nuveen Multi-Market Income Fund	JMM
Nuveen Global High Income Fund	JGH
Nuveen Dow 30SM Dynamic Overwrite Fund	DIAX
Nuveen NASDAQ 100 Dynamic Overwrite Fund	QQQX
Nuveen Core Plus Impact Fund	NPCT
Nuveen Multi-Asset Income Fund	NMAI
Nuveen Variable Rate Preferred & Income Fund	NPFD
Nuveen Floating Rate Income Fund	JFR
Nuveen Pennsylvania Quality Municipal Income Fund	NQP
Nuveen Arizona Quality Municipal Income Fund	NAZ
Nuveen Massachusetts Quality Municipal Income Fund	NMT
Nuveen Virginia Quality Municipal Income Fund	NPV

Nuveen Missouri Quality Municipal Income Fund	NOM
Nuveen California Quality Municipal Income Fund	NAC
Nuveen New York Quality Municipal Income Fund	NAN
Nuveen Quality Municipal Income Fund	NAD
Nuveen New Jersey Quality Municipal Income Fund	NXJ
Nuveen Municipal Credit Income Fund	NZF
Nuveen AMT-Free Municipal Credit Income Fund	NVG
Nuveen AMT-Free Quality Municipal Income Fund	NEA
Nuveen California AMT-Free Quality Municipal Income Fund	NKX
Nuveen New York AMT-Free Quality Municipal Income Fund	NRK
Nuveen Municipal High Income Opportunity Fund	NMZ
Nuveen Minnesota Quality Municipal Income Fund	NMS
Nuveen Municipal Credit Opportunities Fund	NMCO
Nuveen Dynamic Municipal Opportunities Fund	NDMO

NUVEEN INTERVAL FUND

Nuveen Enhanced High Yield Municipal Bond Fund

Appendix B

The Agreements for the following Funds have the effective date and initial term specified below and are not subject to continuance as of May 1, 2024.

FUND	EFFECTIVE DATE	INITIAL TERM

Nuveen Core Plus Bond ETF (NCBP)	March 6, 2024	Until August 1, 2025

Nuveen Preferred and Income ETF (NPFI)	March 6, 2024	Until August 1, 2025

Nuveen Ultra Short Income ETF (NUSB)	March 6, 2024	Until August 1, 2025

Nuveen Sustainable Core ETF (NSCR)	March 6, 2024	Until August 1, 2025

Nuveen Ultra Short Municipal Managed Accounts Portfolio	February 29, 2024	Until August 1, 2025

Appendix C

Nuveen Investment Funds, Inc.
Management Agreement

Schedule B
Amended as of May 1, 2024

The Fund-Level Fee for Nuveen Real Estate Securities Fund shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets	Rate
Nuveen Real Estate Securities Fund
For the first $125 million	0.6500%
For the next $125 million	0.6375%
For the next $250 million	0.6250%
For the next $500 million	0.6125%
For the next $1 billion	0.6000%
For the next $3 billion	0.5750%
For the next $2.5 billion	0.5500%
For the next $2.5 billion	0.5375%
Over $10 billion	0.5250%

Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect. Capitalized terms herein that are not defined shall have the meanings ascribed to them in the Agreement.

Appendix D

MEMORIALIZATION OF CHANGES

TO THE COMPLEX-LEVEL FEE IN

NUVEEN OPEN-END AND CLOSED-END FUND

INVESTMENT MANAGEMENT AGREEMENTS

MEMORIALIZATION made as of this 1st day of May, 2024, by and between Nuveen Open-End, Interval and Closed-End Funds (excluding Nuveen Exchange-Traded Funds) listed on Exhibit A (the “Funds”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

WHEREAS, each Investment Management Agreement between each of the Funds and the Adviser currently in effect includes, as a component of the management fee to be paid by each Fund to the Adviser, a Complex-Level Fee (capitalized terms not otherwise defined herein shall be as defined in each Fund’s respective Investment Management Agreement);

WHEREAS, the Adviser and the Board of Directors/Trustees of each of the Funds (the “Board”) have agreed to a revised Complex-Level Fee schedule and to include certain assets of the mutual funds overseen by the Board and advised by Teachers Advisors, LLC as Complex-Level Assets for purposes of calculating the Complex-Level Fee, which will have the effect of reducing the fees paid to the Adviser by the Funds.

NOW THEREFORE, the parties hereby memorialize that understanding by replacing the description of the Complex-Level Fee included in each Fund’s Investment Management Agreement with the following:

The Complex-Level Fee for each Fund shall be computed by applying the Complex-Level Fee Rate to the average total daily net assets of the Fund if it is an open-end registered investment company or the average total daily managed assets of the Fund if it is a closed-end registered investment company. The Complex-Level Fee Rate shall be determined based upon the aggregate daily net assets of all Eligible Funds, as defined below (with such daily net assets to include — in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund — such leveraging net assets) (such assets referred to as “Complex-Level Assets”), and shall be computed by applying the following annual rate to the average daily Complex-Level Assets:

Complex-Level Asset	Complex-Level Fee Rate at Breakpoint
Breakpoint Level	Level
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For amounts over $400 billion	0.1300%

Except as described below, “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible Funds do not include Nuveen-branded exchange-traded open-end registered investment companies, Nuveen-branded open-end registered investment companies operating as funds-of-funds, Nuveen-branded open-end registered investment companies operating as money market funds, Nuveen-branded open-end registered investment companies operating as index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. Eligible Funds include the active equity and fixed income Nuveen-branded open-end registered investment companies advised by Teachers Advisors, LLC (except those identified immediately above) (the “Eligible TAL-Advised Funds”); however, Complex-Level Assets will include only the specified percentage of the aggregate average daily net assets of the Eligible TAL-Advised Funds as of the dates noted in the following schedule:

Effective Date	Percent of Eligible TAL-Advised Fund Assets Included as Complex-Level Assets
May 1, 2024	11.00%
May 1, 2025	21.00%
May 1, 2026	31.00%
May 1, 2027	41.00%
May 1, 2028	51.00%
May 1, 2029	61.00%
May 1, 2030	71.00%
May 1, 2031	81.00%
May 1, 2032	91.00%
May 1, 2033	100.00%

Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen, LLC or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen, LLC or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application. Any such adjustments would be reflected in a future amendment to the Agreement.

IN WITNESS WHEREOF, each Fund and the Adviser have caused this Agreement to be executed as of the day and year above written.

ALL NUVEEN FUNDS LISTED ON EXHIBIT A

		by:	/s/ Mark Czarniecki
Vice President

Attest:	/s/ Celeste Clayton

NUVEEN FUND ADVISORS, LLC

		by:	/s/ John M. McCann
Managing Director

Attest:	/s/ Celeste Clayton

EXHIBIT A

As of May 1, 2024

NUVEEN OPEN-END MUTUAL FUNDS

NUVEEN MUNICIPAL TRUST

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

NUVEEN MULTISTATE TRUST I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California High Yield Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

NUVEEN MULTISTATE TRUST III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

NUVEEN INVESTMENT TRUST

Nuveen Global Equity Income Fund

Nuveen Large Cap Value Fund name change to Nuveen Large Cap Value Opportunities Fund eff. 5/1/24

Nuveen Multi Cap Value Fund

Nuveen Small/Mid Cap Value Fund

Nuveen Small Cap Value Opportunities Fund

NUVEEN INVESTMENT TRUST II

Nuveen Equity Long/Short Fund

Nuveen International Value Fund

Nuveen Dividend Growth Fund

Nuveen Global Dividend Growth Fund

Nuveen International Dividend Growth Fund

Nuveen International Small Cap Fund

Nuveen Winslow Large-Cap Growth ESG Fund

NUVEEN INVESTMENT TRUST III

Nuveen Floating Rate Income Fund

Nuveen High Yield Income Fund

NUVEEN INVESTMENT TRUST V

Nuveen Global Real Estate Securities Fund

Nuveen Flexible Income Fund

Nuveen Preferred Securities and Income Fund

NUVEEN INVESTMENT FUNDS, INC.

Nuveen Dividend Value Fund

Nuveen Global Infrastructure Fund

Nuveen Credit Income Fund

Nuveen Large Cap Select Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Mid Cap Value Fund name change to Nuveen Mid Cap Value 1 Fund eff. 5/1/24

Nuveen Minnesota Intermediate Municipal Bond Fund

Nuveen Minnesota Municipal Bond Fund

Nuveen Nebraska Municipal Bond Fund

Nuveen Oregon Intermediate Municipal Bond Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

Nuveen Short Term Municipal Bond Fund

Nuveen Small Cap Growth Opportunities Fund

Nuveen Small Cap Select Fund

Nuveen Small Cap Value Fund

Nuveen Strategic Income Fund

NUVEEN CLOSED-END FUNDS

TICKER SYMBOL
Nuveen Municipal Value Fund, Inc.	NUV
Nuveen California Municipal Value Fund	NCA
Nuveen New York Municipal Value Fund	NNY
Nuveen Municipal Income Fund, Inc.	NMI
Nuveen AMT-Free Municipal Value Fund	NUW
Nuveen Select Maturities Municipal Fund	NIM
Nuveen Select Tax-Free Income Portfolio	NXP
Nuveen California Select Tax-Free Income Portfolio	NXC
Nuveen New York Select Tax-Free Income Portfolio	NXN
Nuveen Real Estate Income Fund	JRS
Nuveen Preferred & Income Opportunities Fund	JPC
Nuveen Credit Strategies Income Fund	JQC
Nuveen S&P 500 Buy-Write Income Fund	BXMX
Nuveen S&P 500 Dynamic Overwrite Fund	SPXX
Nuveen Core Equity Alpha Fund	JCE

Nuveen Mortgage and Income Fund f/k/a Nuveen Mortgage Opportunity Term Fund	JLS
Nuveen Taxable Municipal Income Fund f/k/a Nuveen Build America Bond Fund (11/19/18)	NBB
Nuveen Real Asset Income and Growth Fund	JRI
Nuveen Preferred and Income Term Fund	JPI
Nuveen Multi-Market Income Fund	JMM
Nuveen Global High Income Fund	JGH
Nuveen Dow 30SM Dynamic Overwrite Fund	DIAX
Nuveen NASDAQ 100 Dynamic Overwrite Fund	QQQX
Nuveen Core Plus Impact Fund	NPCT
Nuveen Multi-Asset Income Fund	NMAI
Nuveen Variable Rate Preferred & Income Fund	NPFD
Nuveen Floating Rate Income Fund	JFR
Nuveen Pennsylvania Quality Municipal Income Fund	NQP
Nuveen Arizona Quality Municipal Income Fund	NAZ
Nuveen Massachusetts Quality Municipal Income Fund	NMT
Nuveen Virginia Quality Municipal Income Fund	NPV
Nuveen Missouri Quality Municipal Income Fund	NOM
Nuveen California Quality Municipal Income Fund	NAC
Nuveen New York Quality Municipal Income Fund	NAN
Nuveen Quality Municipal Income Fund	NAD
Nuveen New Jersey Quality Municipal Income Fund	NXJ
Nuveen Municipal Credit Income Fund	NZF
Nuveen AMT-Free Municipal Credit Income Fund	NVG
Nuveen AMT-Free Quality Municipal Income Fund	NEA
Nuveen California AMT-Free Quality Municipal Income Fund	NKX
Nuveen New York AMT-Free Quality Municipal Income Fund	NRK
Nuveen Municipal High Income Opportunity Fund	NMZ
Nuveen Minnesota Quality Municipal Income Fund	NMS
Nuveen Municipal Credit Opportunities Fund	NMCO
Nuveen Dynamic Municipal Opportunities Fund	NDMO

NUVEEN INTERVAL FUND

Nuveen Enhanced High Yield Municipal Bond Fund